INCOME TAXES - Deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Deferred revenue	¥ 104,750	¥ 36,834	¥ 50,203
Accrued expenses	105,475	55,110	56,752
Allowance for doubtful accounts	265,745	4,335	4,159
Net operating loss carry forward	80,485	44,379	35,340
Excess advertising fee	47,202
Less: valuation allowance	(99,670)	(56,320)	(35,340)	¥ (12,956)
Total deferred tax assets, net	¥ 503,987	¥ 84,338	¥ 111,114